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         EXHIBIT 99

         CERTIFICATION PURSUANT TO SECTION 908 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of PPOL. Inc. (the "Company") on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report), the undersigned hereby certify, pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002 that:

         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods reflected therein.

         Date: February 13, 2004

         /s/ Nobuo Takada
         ----------------
         Nobuo Takada, Chief Executive Officer

         /s/ Yoichi Awagakubo
         --------------------
         Yoichi Awagakubo, Chief Financial Officer

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